Common Stock	6 Months Ended
Jun. 30, 2014
Common Stock
5.	Common Stock

An investment agreement with affiliates of WL Ross & Co L.L.C., Mr David Butters, Chief Executive Officer of the Company, and a third party was entered into on February 15, 2013, to subscribe for shares of common stock with a value of $75,000,000. 7,500,000 shares were issued and funds were received by the Company on February 25, 2013.

The number of shares of common stock outstanding reflects a 3-for-1 stock split that was effected on October 29, 2013. All references in these consolidated financial statements to the number of common shares, price per share and weighted average number of common shares outstanding prior to the 3-for-1 stock split have been adjusted to reflect this stock split on a retroactive basis, unless otherwise noted.

On November 26, 2013 the Company completed its initial public offering of 13,800,000 shares of its common stock at $19.00 per share, including the full exercise by the underwriters of their option to purchase an additional 1,800,000 shares of common stock from the selling stockholders. Navigator offered 9,030,000 shares of common stock and certain selling shareholders offered 4,770,000 shares of common stock. Net proceeds received by the company from the sale of 9,030,000 shares of its common stock were approximately $156,400,000, after deducting underwriting discounts and expenses.

The shares began trading on the New York Stock Exchange on November 21, 2013 under the ticker symbol “NVGS”.